UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 25, 2018 (December 14, 2017)

Date of Report (Date of earliest event reported)

ZERO GRAVITY SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

NEVADA	000-55345	46-1779352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 NW Spanish River Boulevard Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

(561) 416-0400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Unless otherwise provided in this Current Report on Form 8-K, all references to “we,” “us,” “our,” “ZGSI” or the “Company” refer to the Registrant, Zero Gravity Solutions, Inc.

Item 1.01

Entry into a Material Definitive Agreement

On or about December 15, 2018, the Company received $200,000 from an accredited investor, and in exchange the Company issued to the investor (a) an unsecured promissory note dated December 14, 2017, maturing on December 13, 2019, in the principal face amount of $200,000 (the “First Note”), and (b) a warrant dated December 18, 2017 to purchase up to 50,000 shares of the Company’s common stock (the “First Warrant”).

On or about January 17, 2018, the Company received $500,000 from an accredited investor, and in exchange the Company issued to the investor (a) an unsecured promissory note dated January 16, 2018, maturing on October 26, 2019, in the principal face amount of $500,000 (the “Second Note”), and (b) a warrant dated January 18, 2018 to purchase up to 50,000 shares of the Company’s common stock of (the “Second Warrant”). Mr. Alexander Boies, a member of the Company’s board of directors, is a beneficiary of certain trusts that own Rio Vista Investments, LLC, the holder of the Second Note and Second Warrant.

On or about January 18, 2018, the Company received $100,000 from an accredited investor, and in exchange the Company issued to the investor (a) an unsecured promissory note dated January 19, 2018, maturing on January 18, 2020, in the principal face amount of $100,000 (the “Third Note”), and (b) a warrant dated January 19, 2018 to purchase up to 10,000 shares of the Company’s common stock of (the “Third Warrant”).

The First Note, Second Note and Third Note shall collectively be referred to as the “Notes”, and the First Warrant, Second Warrant and Third Warrant shall collectively be referred to as the “Warrants”. The Notes and Warrants were made on substantially the same terms, except as noted.

The Notes bear interest at the rate of ten percent (10%) per annum, such interest being payable by the Company to the holders thereof quarterly in cash. The Notes shall be repaid in full by the Company, plus all unpaid interest thereon, by their respective maturity dates (the “Maturity Date”). Prepayment of all unpaid principal and interest on each Note may be made by the Company prior to the Maturity Date, provided that the holder thereof shall receive a minimum amount of interest equal to one year of interest under such Note, based on the full principal amount. In addition to the foregoing, the Company must repay the Second Note to Rio Vista Investments, LLC within 30 days of the date the Company possesses an amount of cash equal to the outstanding balance of principal and interest due under the Second Note plus an amount reasonably anticipated to be necessary to operate the Company over the succeeding 6 months.

The Warrants are exercisable within 5 years of issuance into shares of the Company’s common stock, at $3.00 per share. In addition to the terms customarily included in such instruments, each Warrant may be exercised by the holders thereof by providing to the Company a notice of exercise, payment and surrender of such Warrant. In addition, the Warrants are subject to adjustment upon the occurrence of specified events including, but not limited to, a payment of certain stock dividends, a subdivision or combination of the Company’s outstanding shares of common stock, a reclassification of the Company’s common stock, a consolidation or merger of the Company, a sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange affecting the Company.

The foregoing descriptions of the Notes and Warrants do not purport to be complete and are qualified in their entirety by reference to the full text of the forms of First Note, First Warrant, Second Note, Second Warrant, Third Note and Third Warrant filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 hereto, respectively, and are incorporated herein by reference.

Aggregate gross proceeds in connections with the Notes were $800,000, and proceeds net of commission were $779,000. Commissions were paid in connection with the First Note and Second Note equal to 3% of the principal thereof, totaling $21,000 in the aggregate. The Company intends to use the proceeds from the Notes to fund working capital requirements and for general corporate purposes.

The Company is providing this report in accordance with Rule 135c under the Securities Act of 1933, as amended (the “Securities Act”), and the notice contained herein does not constitute an offer to sell the Company’s securities, and is not a solicitation for an offer to purchase the Company’s securities. The securities offered have not been registered under the Securities Act, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the disclosure set forth under Item 1.01 above, which disclosure is incorporated herein by reference.

Item 3.02

Unregistered Sales of Equity Securities

Reference is made to the disclosure set forth under Item 1.01 above, which disclosure is incorporated herein by reference.

The Company has sold the securities in a private transaction in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder since, among other things, the above transaction did not involve a public offering. Additionally, the Company relied on similar exemptions under applicable state laws. The Holders had access to information about the Company and their investments, took the securities for investment and not resale, and the Company took appropriate measures to restrict the transfer of the securities. Upon issuance, the resale of the securities will not be registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits.

10.1 10.2	Promissory Note, dated December 14, 2017. Warrant, dated December 18, 2017.
10.3 10.4	Promissory Note, dated January 16, 2018. Warrant, dated January 18, 2018.
10.5 10.6	Promissory Note, dated January 19, 2018. Warrant, dated January 19, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zero Gravity Solutions, Inc.

Date: January 25, 2018	By: /s/Timothy A. Peach
Timothy A. Peach Chief Executive Officer